First Quarter 2018 Earnings Call April 27, 2018 Exhibit 99.2

Terminology The terms “we,” “our,” “us,” “the Company,” “CSTR” and “CapStar” that appear in this presentation refer to CapStar Financial Holdings, Inc. and its wholly-owned subsidiary, CapStar Bank. The terms “CapStar Bank,” “the bank” and “our bank” that appear in this presentation refer to CapStar Bank. Contents of Presentation Except as is otherwise expressly stated in this presentation, the contents of this presentation are presented as of the date on the front cover of this presentation. Market Data Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. CSTR did not commission the preparation of any of the sources or publications referred to in this presentation. CSTR has not independently verified the data obtained from these sources, and, although CSTR believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Non-GAAP Disclaimer This presentation includes the following financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”): pre-tax, pre-provision net income, pre-tax, pre-provision return on average assets, tangible equity, tangible common equity, tangible assets, return on average tangible equity, return on average tangible common equity, book value per share (as adjusted), tangible book value per share (as reported and as adjusted), tangible equity to tangible assets, tangible common equity to tangible assets and adjusted shares outstanding at end of period. CSTR non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to its financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting the Company’s business, and (iii) allow investors to evaluate the Company’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CSTR acknowledges that its non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. See the Appendix to this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclaimer

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and our financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire”, “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “ roadmap,” “goal,” “target,” “guidance”, “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: Economic conditions (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation) that impact the financial services industry as a whole and/or our business; the concentration of our business in the Nashville metropolitan statistical area (“MSA”) and the effect of changes in the economic, political and environmental conditions on this market; increased competition in the financial services industry, locally, regionally or nationally, which may adversely affect pricing and the other terms offered to our clients; our dependence on our management team and board of directors and changes in our management and board composition; our reputation in the community; our ability to execute our strategy and to achieve our loan ROAA and efficiency ratio goals, hire seasoned bankers, loan and deposit growth through organic growth and strategic acquisitions; credit risks related to the size of our borrowers and our ability to adequately identify, assess and limit our credit risk; our concentration of large loans to a small number of borrowers; the significant portion of our loan portfolio that originated during the past two years and therefore may less reliably predict future collectability than older loans; the adequacy of reserves (including our allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserve; non-performing loans and leases; non-performing assets; charge-offs, non-accruals, troubled debt restructurings, impairments and other credit-related issues; adverse trends in the healthcare service industry, which is an integral component of our market’s economy; our management of risks inherent in our commercial real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; governmental legislation and regulation, including changes in the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act of 2010, as amended, Basel guidelines, capital requirements, accounting regulation or standards and other applicable laws and regulations; the impact of the Tax Cuts and Job Act of 2017 on the Company and its financial performance and results of operations; the loss of large depositor relationships, which could force us to fund our business through more expensive and less stable sources; operational and liquidity risks associated with our business, including liquidity risks inherent in correspondent banking; volatility in interest rates and our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to our earnings from a change in interest rates; the potential for our bank’s regulatory lending limits and other factors related to our size to restrict our growth and prevent us from effectively implementing our business strategy; strategic acquisitions we may undertake to achieve our goals; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; fluctuations in the fair value of our investment securities that are beyond our control; deterioration in the fiscal position of the U.S. government and downgrades in Treasury and federal agency securities; potential exposure to fraud, negligence, computer theft and cyber-crime; the adequacy of our risk management framework; our dependence on our information technology and telecommunications systems and the potential for any systems failures or interruptions; our dependence upon outside third parties for the processing and handling of our records and data; our ability to adapt to technological change; the financial soundness of other financial institutions; our exposure to environmental liability risk associated with our lending activities; our engagement in derivative transactions; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the susceptibility of our market to natural disasters and acts of God; and the effectiveness of our internal controls over financial reporting and our ability to remediate any future material weakness in our internal controls over financial reporting. The foregoing factors should not be construed as exhaustive and should be read in conjunction with those factors that are detailed from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Safe Harbor Statements

Our vision for CapStar is to be a high performing financial institution known for sound, profitable, growth.  First quarter results demonstrating execution of this strategy are highlighted below. Soundness: Allowance for Loan Losses at 1.41% of gross loans NPA’s/Loans+ OREO down 15 basis points to 0.13% from the fourth quarter of 2017 Net Recovery of $165K for the quarter   Profitability:    Net Income was $3.2MM and Fully Diluted EPS of $0.25. ROAA was 0.96% Net Interest Margin expanded to 3.37% from 3.26% in the fourth quarter of 2017 Pre-tax Pre-Provision income up 18% over the prior year*   Growth: Record EOP quarterly Loan growth of $84MM from 4Q17 Average DDA increased 29% over the prior year Treasury Management and other Deposit service charges increased 22% over the prior year SBA team liftout (5 FTE) 1Q18 Financial Results *Reconciliation provided in non-GAAP tables

*Annualized % change from 4Q17 to 1Q18 In Process Loan Growth Record EOP loan growth of $84MM. Growth occurred across all client segments, led by C&I and CRE. Unfunded commitments provide opportunity for future growth.       Q1-18 Change Vs. Q4-17* Change Vs. Q1-17 $ in millions $ $ % $ % Balance Sheet (EOP Balances) Commercial and Industrial $ 408 $ 35 38% $ (12) -3% Commercial Real Estate 390 39 45% 29 8% Consumer Real Estate 104 2 6% 4 4% Construction and Land Development 92 9 46% 18 24% Consumer 10 3 157% 5 112% Other 28 (4) -47% (15) -35% Total Loans HFI $ 1,032 $ 84 36% $ 28 3%             Loans - Healthcare 162 6 17% (39) -19% Total Loans HFI - excl. Healthcare $ 870 $ 78 40% $ 67 8%

Credit Quality Net Recovery of $165K for the quarter. NPAs/Loans + OREO down 15 bps vs. last quarter. Non-performing loans declined from last quarter.

  Three Months Ended March 31, $ in millions 2018 2017 % Change Balance Sheet (Period Averages) Cash & Securities $ 264 $ 296 -11% Total Loans (Incl HFS) 1,052 1,003 5% Total Assets 1,351 1,340 1% Deposits 1,111 1,144 -3% Demand Deposits 270 210 29% Total Equity 148 142 5%         Income Statement Net Interest Income $ 10.8 $ 9.9 9% Non-Interest Income 3.1 2.1 45% Total Revenue 13.9 12.1 15% Provision for Loan Losses 0.7 3.4 -80% Non-Interest Expense 9.6 8.4 14% Income before Income Taxes 3.7 0.3 1191% Income Tax Expense 0.5 (0.0) -1124% Net Income 3.2 0.3 862%         Pre-tax Pre-Provision Income* 4.4 3.7 18% Diluted Net Earnings per Share $0.25 $0.03 848% Tangible Book Value per Share, Reported* $11.34 $11.14 2% ROAA 0.96% 0.10% 86 bp Net Interest Margin 3.37% 3.12% 25 bp Summary Financials 1Q18 Over the past year, we have repositioned the Balance Sheet for an improved earnings profile. *Reconciliation provided in non-GAAP tables Growing low-cost deposits and letting higher cost deposits roll off Mix shift of cash and securities into higher yielding assets (loans). Total Assets relatively flat to prior year. Strategy to diversify fee businesses paying off Continued investment for future growth Positive earnings growth Expanding margin with mix shift and interest rate increases

Loan Yields The average loan yield increased 20 bps from the prior quarter. Variable rate loans are repricing as expected and improved the overall loan yield 10 bps. 65% of our loan portfolio is variable rate and predominantly tied to 1 month LIBOR. Loan Yield Rollforward 4Q17 (Avg) 4.54% New Loan Production 0.00% Repricing of Variable Rate Loans 0.10% Loan Volume/Mix 0.08% Increase in Loan Fees 0.02% 1Q18 (Avg) 4.74%

Deposit Growth and Costs * * Annualized % Change from 4Q17 to 1Q18 Fed Funds 0.75%       Q1-18 Change Vs. Q4-17* Change Vs. Q1-17 $ in millions $ $ % $ % Balance Sheet (Avg Balances) Non-Interest Bearing $ 270 $ 17 27% $ 60 29% Interest Checking (NOW) 286 4 6% (44) -13% Savings & Money Market 380 33 38% (55) -13% Time Deposit's under $100K 36 (1) -11% (4) -11% Time Deposit's over $100K 139 (23) -58% 11 9% Deposits $ 1,111 $ 30 11% $ (32) -3% With the last five rate increases (+125 bps), we have held our deposit costs to a 24% beta (0.58%-0.88% with a 125 bps increase in Fed Funds). 49% of our deposit book is in some form of checking account (DDA & NOW). We are growing the right type of deposits à DDA growth of 27% over 4Q17 averages and 29% over 1Q17.

Net Interest Margin Asset sensitive balance sheet positions us well in a rising rate environment. Our NIM increased 11 bps due to: Improved balance sheet mix Variable rate loan book repricing with rate increases Deposit costs impacted net interest margin 9 bps Net Interest Margin     4Q17 (Avg) 3.26% Loan Volumes & Pricing 0.17% Increase in Loan Fees 0.02% Increase in Deposit Costs -0.09% Investment & Cash Mix 0.01% 1Q18 (Avg) 3.37%

Treasury Management and Other Deposit Service charges have steadily increased 22% over prior year as we gain share of wallet with our client base. Loan Fees up 64% with higher production levels. Record Tri-Net fees. Mortgage fees declined due to seasonality. Other income increased primarily due to Wealth Management fees. AUM now over $100MM.   Three Months Ended (Dollars in thousands) March 31, December 31, September 30, June 30, March 31, 2018 2017 2017 2017 2017 Non-Interest Income  Treasury Management and Other Deposit Service Charges $ 402 $ 419 $ 427 $ 342 $ 329 Loan Commitment Fees 387 124 223 187 236 Net Gain (Loss) on Sale of Securities 0 (108) 9 40 (6) Tri-Net Fees 528 254 367 297 84 Mortgage Banking Income 1,313 1,621 2,030 1,370 1,216 Other 460 426 316 430 275 Total Non-Interest Income $ 3,090 $ 2,736 $ 3,372 $ 2,666 $ 2,134 Average Assets $ 1,351,129 $ 1,329,621 $ 1,367,993 $ 1,393,331 $ 1,340,237 Non-Interest Income / Average Assets 0.93% 0.82% 0.98% 0.77% 0.65%    Eric – create separate line for Tri-Net fees – put remaining in “other” Non-Interest Income We have diversified our fee businesses and Non-interest income grew 45% over the prior year

Non-Interest Expense

We continue to make investments in our future growth by hiring new talent

(Dollars in thousands)	Three Months Ended March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Non-Interest Expense					
Salaries and Employee Benefits	$ 6,257	$ 5,411	$ 5,119	$ 4,784	$ 5,086
Data Processing & Software	798	746	709	711	621
Professional Fees	474	473	336	350	365
Occupancy	521	507	531	539	449
Equipment	539	467	564	544	496
Regulatory Fees	203	234	270	301	307
Other	788	861	947	990	1,052
Total Non-Interest Expense	$ 9,580	$ 8,699	$ 8,474	$ 8,217	$ 8,376
Efficiency Ratio	*68.8%*	*65.6%*	*59.6%*	*62.1%*	*69.4%*
Average Assets	*$ 1,351,129*	*$ 1,329,621*	*$ 1,367,993*	*$ 1,393,331*	*$ 1,340,237*
Non-Interest Expense / Average Assets	*2.88%*	*2.60%*	*2.46%*	*2.37%*	*2.53%*
FTE	*182*	*175*	*168*	*169*	*168*

- Salary and Employee Benefits increased due to:
  - Increase in FTE and associated acquisition cost
  - 11 of the 14 new hires have been sales facing roles
  - Higher FICA in Q1
  - Increase in the incentive accrual.
- Data Processing and Software increased due to increased volumes and implementation of new mortgage banking software.

CAPSTAR FINANCIAL HOLDINGS, INC. 12

We have 440K stock options and organizer warrants expiring in Q4-2018. Our normalized tax rate will be impacted by the exercise of these grants depending on the stock price at the date of exercise. Effective Tax Rate with Stock Compensation Benefits 1Q18 Effective Tax Rate   $ in thousands Normalized income tax expense 23.0% $846 Excess tax benefit -9.9% (363) Income tax expense 13.1% $ 483 Stock Price Sensitivity Assumed Stock Price --> $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 2018 Estimated Income tax benefit from stock compensation transactions* $ (535,087) $ (650,159) $ (765,231) $ (880,304) $ (995,376) $ (1,110,449) *Assumes all 2018 expiring stock options and organizer warrants are exercised in 2018 *Assumes current statutory tax rates

Capital ratios are above regulatory guidelines. Capital *Reconciliation provided in non-GAAP tables Capital Ratios Q1-18   Q4-17   Q3-17   Q2-17   "Well Capitalized" Guidelines                     Tangible Equity / Tangible Assets* 10.35%   10.51%   10.35%   9.65%   NA Tangible Common Equity / Tangible Assets* 9.70%   9.84%   9.68%   8.99%   NA Tier 1 Leverage Ratio 10.91%   10.77%   10.36%   9.77%   ≥ 5.00% Tier 1 Risk Based Capital Ratio 11.11%   11.41%   11.28%   10.54%   ≥ 8.00% Total Risk Based Capital Ratio 12.22%   12.52%   12.41%   11.51%   ≥ 10.00%

CapStar’s strategy remains one of sound, profitable growth. Focused on increasing primary bank status with more clients. Organic growth opportunities through market share takeaway and creation of new business lines. Remain committed to delivering sustainable ROAA of 1.00% or greater by end of 2018. Efficiency ratio trending to low 60%’s by 4Q18. Exploration of M&A opportunities, lift-outs of established teams of bankers and new non-interest income initiatives. Key Takeaways* *Refer to “Safe Harbor Statements” on page 3

Appendix: Historical Financials

Historical Financials * Reconciliation provided in non-GAAP tables   Three Months Ended Twelve Months Ended December 31, March 31, (Dollars in thousands, except per share information) 2018 2017 2017 2016 2015 2014 2013 2012 2011 STATEMENT OF INCOME DATA  Interest Income $ 13,744 $ 11,979 $ 51,515 $ 45,395 $ 40,504 $ 38,287 $ 41,157 $ 33,966 $ 23,454 Interest Expense 2,898 2,047 9,651 6,932 5,731 5,871 6,576 6,682 7,146 Net Interest Income 10,846 9,932 41,863 38,463 34,773 32,416 34,581 27,284 16,308 Provision for Loan and Lease Losses 678 3,405 12,870 2,829 1,651 3,869 938 3,968 1,897 Non-Interest Income 3,090 2,134 10,908 11,084 8,884 7,419 1,946 1,935 874 Non-Interest Expense 9,580 8,376 33,765 33,129 30,977 28,562 25,432 19,021 13,211 Income before Income Taxes 3,678 285 6,136 13,590 11,029 7,404 10,157 6,230 2,073 Income Tax Expense 483 (47) 4,635 4,493 3,470 2,412 3,749 (3,168) - Net Income 3,195 332 1,501 9,097 7,559 4,992 6,408 9,398 2,073 Pre-Tax Pre-Provision Net Income * 4,355 3,690 19,006 16,419 12,680 11,273 11,095 10,197 3,970

Historical Financials

(Dollars in thousands, except per share information)	As of March 31, 2018	As of March 31, 2017	As of December 31, 2017	As of December 31, 2016	As of December 31, 2015	As of December 31, 2014	As of December 31, 2013	As of December 31, 2012	As of December 31, 2011
BALANCE SHEET (AT PERIOD END)									
Cash & Due From Banks	$ 51,125	$ 60,039	$ 82,797	$ 80,111	$ 100,185	$ 73,934	$ 44,793	$ 113,282	$ 44,043
Investment Securities	202,141	241,915	205,186	235,250	221,890	285,514	305,291	280,115	236,837
Loans Held for Sale	62,286	35,371	74,093	42,111	35,729	15,386	-	-	-
Gross Loans and Leases (Net of Unearned Income)	1,031,821	1,003,434	947,537	935,251	808,396	713,077	626,382	624,328	430,329
Total Intangibles	6,232	6,276	6,242	6,290	6,344	6,398	284	317	-
Total Assets	1,382,745	1,381,703	1,344,429	1,333,675	1,206,800	1,128,395	1,008,709	1,031,755	711,183
Deposits	1,127,553	1,157,995	1,119,866	1,128,722	1,038,460	981,057	879,165	919,782	621,212
Borrowings and Repurchase Agreements	100,000	75,000	70,000	55,000	48,755	34,837	29,494	7,452	12,622
Total Liabilities	1,234,052	1,241,491	1,197,483	1,194,468	1,098,214	1,025,744	913,294	931,277	636,613
Common Equity	139,693	131,211	137,946	130,207	92,086	86,151	79,691	83,977	58,070
Preferred Equity	9,000	9,000	9,000	9,000	16,500	16,500	16,500	16,500	16,500
Total Shareholders' Equity	148,693	140,211	146,946	139,207	108,586	102,651	96,191	100,478	74,570
Tangible Equity *	142,461	133,935	140,704	132,918	102,242	96,253	95,907	100,160	74,570

* Reconciliation provided in non-GAAP tables

CAPSTAR FINANCIAL HOLDINGS, INC. 18

Historical Financials

(Dollars in thousands, except per share information)	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	Twelve Months Ended December 31, 2017	2016	2015	2014	2013	2012	2011
SELECTED PERFORMANCE RATIOS									
Return on Average Assets (ROAA)	0.96%	0.10%	0.11%	0.72%	0.66%	0.47%	0.62%	1.11%	0.34%
Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA) *	1.31%	1.12%	1.40%	1.30%	1.11%	1.06%	1.08%	1.20%	0.65%
Return on Average Equity (ROAE)	8.74%	0.95%	1.05%	7.57%	7.08%	4.94%	6.46%	10.56%	2.94%
Return on Average Tangible Equity (ROATE) *	9.12%	1.00%	1.09%	7.99%	7.53%	5.30%	6.48%	10.70%	2.94%
Return on Average Tangible Common Equity (ROATCE) *	9.74%	1.07%	1.17%	9.16%	9.01%	6.43%	7.78%	13.17%	3.83%
Net Interest Margin	3.37%	3.12%	3.20%	3.17%	3.19%	3.20%	3.45%	3.30%	2.73%
Efficiency Ratio **	68.75%	69.42%	63.98%	66.86%	70.96%	71.70%	69.62%	65.10%	76.89%
Non-Interest Income / Average Assets	0.93%	0.65%	0.80%	0.88%	0.78%	0.70%	0.19%	0.23%	0.14%
Non-Interest Expense / Average Assets	2.88%	2.53%	2.49%	2.62%	2.72%	2.68%	2.47%	2.25%	2.16%
Loan and Lease Yield	4.74%	4.24%	4.41%	4.33%	4.53%	4.74%	5.48%	5.50%	5.02%
Deposit Cost	0.88%	0.67%	0.73%	0.59%	0.56%	0.62%	0.71%	0.89%	1.34%

* Reconciliation provided in non-GAAP tables
** Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

CAPSTAR FINANCIAL HOLDINGS, INC. 19

Historical Financials

(Dollars in thousands, except per share information)	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	Twelve Months Ended December 31, 2017	2016	2015	2014	2013	2012	2011
PER SHARE OUSTANDING DATA									
Basic Net Earnings per Share	$0.27	$0.03	$0.13	$0.98	$0.89	$0.59	$0.75	$1.20	$0.29
Diluted Net Earnings per Share	$0.25	$0.03	$0.12	$0.81	$0.73	$0.49	$0.62	$1.00	$0.24
Book Value Per Share, Reported	$11.87	$11.70	$11.91	$11.62	$10.74	$10.17	$9.54	$9.65	$8.13
Tangible Book Value Per Share, Reported*	$11.34	$11.14	$11.37	$11.06	$10.00	$9.41	$9.51	$9.61	$8.13
Book Value Per Share, Adjusted *	$11.75	$11.59	$11.79	$11.52	$10.66	$10.18	$9.65	$9.74	$8.52
Tangible Book Value Per Share, Adjusted *	$11.26	$11.07	$11.29	$11.00	$10.04	$9.55	$9.63	$9.71	$8.52
Shares of Common Stock Outstanding at End of Period	11,773,358	11,218,328	11,582,026	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
CAPITAL RATIOS (AT PERIOD END)									
Tier 1 Leverage Ratio	10.91%	10.37%	10.77%	10.46%	9.33%	8.56%	8.96%	9.22%	10.31%
Common Equity Tier 1 Capital (Cet1)	10.43%	10.32%	10.70%	10.90%	8.89%	-	-	-	-
Tier 1 Risk-Based Capital	11.11%	11.01%	11.41%	11.61%	10.41%	10.32%	11.14%	11.77%	13.47%
Total Risk-Based Capital Ratio	12.22%	12.13%	12.52%	12.60%	11.42%	11.54%	12.19%	12.86%	14.68%
Total Shareholders' Equity to Total Assets Ratio	10.75%	10.15%	10.93%	10.44%	9.00%	9.10%	9.54%	9.74%	10.49%
Tangible Equity to Tangible Assets *	10.35%	9.74%	10.51%	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%

* Reconciliation provided in non-GAAP tables

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Historical Financials

	Three Months Ended March 31,		Twelve Months Ended December 31,						
(Dollars in thousands, except per share information)	2018	2017	2017	2016	2015	2014	2013	2012	2011
NON-PERFORMING ASSETS (NPA)									
Non-Performing Loans	$ 1,329	$ 13,624	$ 2,695	$ 3,619	$ 2,689	$ 7,738	$ 6,552	$ 8,784	$ 141
Troubled Debt Restructurings	1,190	1,256	1,206	1,272	125	2,618	-	-	141
Other Real Estate and Repossessed Assets	-	-	-	-	216	575	1,451	1,822	-
Non-Performing Assets	1,329	13,624	2,695	3,619	2,905	8,313	8,003	10,606	141
ASSET QUALITY RATIOS									
Non-Performing Assets / Assets	0.10%	0.99%	0.20%	0.27%	0.24%	0.74%	0.79%	1.03%	0.02%
Non-Performing Loans / Loans	0.13%	1.36%	0.28%	0.39%	0.33%	1.09%	1.05%	1.41%	0.03%
Non-Performing Assets / Loans + OREO	0.13%	1.36%	0.28%	0.39%	0.36%	1.16%	1.27%	1.69%	0.03%
Net Charge-Offs to Average Loans (Periods Annualized)	-0.07%	0.43%	1.09%	0.15%	0.38%	0.15%	0.11%	0.40%	0.14%
Allowance for Loan Losses to Total Loans and Leases	1.41%	1.39%	1.45%	1.24%	1.25%	1.58%	1.35%	1.32%	1.45%
Allowance for Loan to Non-Performing Loans	1095.7%	102.7%	509.1%	321.4%	376.8%	145.8%	129.1%	93.5%	4415.6%

* Reconciliation provided in non-GAAP tables

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Historical Financials * Reconciliation provided in non-GAAP tables   As of March 31, As of December 31, (Dollars in thousands, except per share information) 2018 2017 2017 2016 2015 2014 2013 2012 2011 COMPOSITION OF LOANS HELD FOR INVESTMENT  Commercial Real Estate $ 389,757 $ 360,955 $ 350,622 $ 302,322 $ 251,196 $ 219,793 $ 182,392 $ 177,584 $ 135,855 Consumer Real Estate 104,224 99,952 102,581 97,015 93,785 82,167 63,893 77,787 51,256 Construction and Land Development 91,953 74,007 82,586 94,491 52,522 46,193 30,217 35,674 24,676 Commercial and Industrial 408,353 420,825 373,248 379,620 353,442 332,914 312,527 279,755 175,518 Consumer 9,524 4,495 6,862 5,974 8,668 7,910 7,939 10,749 12,687 Other Loans 28,010 43,200 31,638 55,829 48,782 28,578 32,132 46,929 30,337 DEPOSIT COMPOSITION  Non-Interest Bearing 258,161 223,450 301,742 197,788 190,580 157,355 135,448 102,786 66,641 Interest Checking 295,495 335,572 274,681 299,621 189,983 115,915 84,028 60,663 12,655 Savings & Money Market 403,216 421,203 367,245 447,686 437,214 484,600 427,312 544,762 404,775 Time Deposits Less Than $100,000 36,343 40,014 36,587 41,128 45,902 51,813 46,819 52,844 21,563 Time Deposits Greater Than or Equal to $100,000 134,339 137,757 139,610 142,500 174,781 171,373 185,482 158,778 115,578

Historical Financials Three Months Ended Twelve Months Ended December 31, March 31, (Dollars in thousands, except per share information) 2018 2017 2017 2016 2015 2014 2013 2012 2011 REAL ESTATE - COMMERCIAL AND CONSTRUCTION CONCENTRATIONS  Construction and Development $ 91,953 $ 74,007 $ 82,586 $ 94,491 $ 52,522 $ 46,193 $ 30,217 $ 35,674 $ 24,676 Commercial Real Estate and Construction 395,398 334,469 382,300 282,513 198,285 172,803 146,258 150,253 109,988 Construction and Development to Total Risk Based Capital (Reg. 100%) 56.9% 48.5% 52.9% 63.2% 45.3% 42.8% 30.1% 36.7% 32.3% Coml. Real Estate and Const. to Total Risk Based Capital (Reg. 300%) 244.5% 219.4% 244.8% 188.8% 170.9% 160.0% 145.8% 154.6% 144.0% MORTGAGE METRICS  Total Origination Volume $ 91,996 $ 93,162 $ 440,132 $ 522,037 $ 422,323 $ 253,099 - - - Total Mortgage Loans Sold 97,162 101,118 462,506 523,031 407,941 245,891 - - - Purchase Volume as a % of Originations 71% 72% 77%  67% 72% 76% - - - Mortgage Fees/Gain on Sale of Loans 1,313 1,216 6,238 7,375 5,962 4,067 - - - Mortgage Fees/Gain on Sale as a % of Loans Sold 1.35% 1.20% 1.35% 1.41% 1.46% 1.65% - - - Mortgage Fees/Gain on Sale as a % of Total Revenue 9.4% 10.1% 11.8% 14.9% 13.7% 10.2% - - -

  Three Months Ended March 31, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2018 2017 2017 2016 2015 2014 2013 2012 2011 PRE-TAX PRE-PROVISION INCOME Pre-Tax Income $ 3,678 $ 285 $ 6,136 $ 13,590 $ 11,029 $ 7,404 $ 10,157 $ 6,230 $ 2,073 Add: Provision for Loan Losses 678 3,405 12,870 2,829 1,651 3,869 938 3,968 1,897 Pre-Tax Pre-Provision Income 4,355 3,690 19,006 16,419 12,680 11,273 11,095 10,197 3,970 PRE-TAX PRE-PROVISION RETURN ON AVERAGE ASSETS Total Average Assets $1,351,129 $1,340,237 $1,357,794 $1,262,763 $1,140,760 $1,064,705 $1,028,709 $ 846,901 $ 612,775 Pre-Tax Pre-Provision Income 4,355 3,690 19,006 16,419 12,680 11,273 11,095 10,197 3,970 Pre-Tax Pre-Provision Return on Average Assets 1.31% 1.12% 1.40% 1.30% 1.11% 1.06% 1.08% 1.20% 0.65% Non-GAAP Financial Measures

Non-GAAP Financial Measures

	As of March 31,		As of December 31,						
(Dollars in thousands, except per share information)	2018	2017	2017	2016	2015	2014	2013	2012	2011
TANGIBLE EQUITY									
Total Shareholders' Equity	$ 148,693	$ 140,211	$ 146,946	$ 139,207	$ 108,586	$ 102,651	$ 96,191	$ 100,477	$ 74,570
Less: Intangible Assets	6,232	6,276	6,242	6,290	6,344	6,398	284	317	-
Tangible Equity	142,461	133,935	140,704	132,918	102,242	96,253	95,907	100,160	74,570
TANGIBLE COMMON EQUITY									
Tangible Equity	$ 142,461	$ 133,935	$ 140,704	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Less: Preferred Equity	9,000	9,000	9,000	9,000	16,500	16,500	16,500	16,500	16,500
Tangible Common Equity	133,461	124,935	131,704	123,918	85,742	79,753	79,407	83,660	58,070
TANGIBLE EQUITY TO TANGIBLE ASSETS									
Tangible Equity	$ 142,461	$ 133,935	$ 140,704	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Total Assets	1,382,745	1,381,703	1,344,429	1,333,675	1,206,800	1,128,395	1,009,485	1,031,755	711,183
Less: Intangible Assets	6,232	6,276	6,242	6,290	6,344	6,398	284	317	-
Tangible Assets	1,376,513	1,375,426	1,338,188	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Equity to Tangible Assets	10.35%	9.74%	10.51%	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%
TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS									
Tangible Common Equity	$ 133,461	$ 124,935	$ 131,704	$ 123,918	$ 85,742	$ 79,753	$ 79,407	$ 83,660	$ 58,070
Tangible Assets	1,376,513	1,375,426	1,338,188	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Common Equity to Tangible Assets	9.70%	9.08%	9.84%	9.34%	7.14%	7.11%	7.87%	8.11%	8.17%

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Non-GAAP Financial Measures

(Dollars in thousands, except per share information)	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	Twelve Months Ended December 31, 2017	2016	2015	2014	2013	2012	2011
RETURN ON AVERAGE TANGIBLE EQUITY (ROATE)									
Total Average Shareholder's Equity	$ 148,276	$ 141,551	$ 143,402	$ 120,123	$ 106,727	$ 101,030	$ 99,153	$ 88,990	$ 70,625
Less: Average Intangible Assets	6,238	6,285	6,265	6,318	6,371	6,855	301	1,151	-
Average Tangible Equity	142,037	135,266	137,137	113,805	100,356	94,175	98,852	87,838	70,625
Net Income to Shareholders	3,195	332	1,501	9,097	7,559	4,992	6,408	9,398	2,073
Return on Average Tangible Equity (ROATE)	9.12%	1.00%	1.09%	7.99%	7.53%	5.30%	6.48%	10.70%	2.94%
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)									
Average Tangible Equity	$ 142,037	$ 135,266	$ 137,137	$ 113,805	$ 100,356	$ 94,175	$ 98,852	$ 87,838	$ 70,625
Less: Preferred Equity	9,000	9,000	9,000	14,533	16,500	16,500	16,500	16,500	16,500
Average Tangible Common Equity	133,037	126,266	128,137	99,273	83,856	77,675	82,352	71,338	54,125
Net Income to Shareholders	3,195	332	1,501	9,097	7,559	4,992	6,408	9,398	2,073
Return on Average Tangible Common Equity (ROATCE)	9.74%	1.07%	1.17%	9.16%	9.01%	6.43%	7.78%	13.17%	3.83%
ADJUSTED SHARES OUTSTANDING AT END OF PERIOD									
Shares of Common Stock Outstanding	11,773,358	11,218,328	11,582,026	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
Shares of Preferred Stock Outstanding	878,049	878,049	878,049	878,049	1,609,756	1,609,756	1,609,756	1,609,756	1,609,756
Adjusted Shares Outstanding at End of Period	12,651,407	12,096,377	12,460,075	12,082,564	10,186,807	10,081,272	9,962,843	10,315,039	8,752,539

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As of March 31, As of December 31, (Dollars in thousands, except per share information) 2018 2017 2017 2016 2015 2014 2013 2012 2011 BOOK VALUE PER SHARE, ADJUSTED Total Shareholders Equity $ 148,693 $ 140,211 $ 146,946 $ 139,207 $ 108,586 $ 102,651 $ 96,191 $ 100,477 $ 74,570 Adjusted Shares Outstanding at End of Period 12,651,407 12,096,377 12,460,075 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Book Value Per Share, Adjusted $11.75 $11.59 $11.79 $11.52 $10.66 $10.18 $9.65 $9.74 $8.52 TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $ 133,461 $ 124,935 $ 131,704 $ 123,918 $ 85,742 $ 79,753 $ 79,407 $ 83,660 $ 58,070 Shares of Common Stock Outstanding 11,773,358 11,218,328 11,582,026 11,204,515 8,577,051 8,471,516 8,353,087 8,705,283 7,142,783 Tangible Book Value Per Share, Reported $11.34 $11.14 $11.37 $11.06 $10.00 $9.41 $9.51 $9.61 $8.13 TANGIBLE BOOK VALUE PER SHARE, ADJUSTED Tangible Equity $ 142,461 $ 133,935 $ 140,704 $ 132,918 $ 102,242 $ 96,253 $ 95,907 $ 100,160 $ 74,570 Adjusted Shares Outstanding at End of Period 12,651,407 12,096,377 12,460,075 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Tangible Book Value Per Share, Adjusted $11.26 $11.07 $11.29 $11.00 $10.04 $9.55 $9.63 $9.71 $8.52 Non-GAAP Financial Measures

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Claire W. Tucker President and Chief Executive Officer CapStar Financial Holdings, Inc. (615) 732-6402 Email: ctucker@capstarbank.com Rob Anderson Chief Financial and Administrative Officer CapStar Financial Holdings, Inc. (615) 732-6470 Email: randerson@capstarbank.com Corporate Headquarters